UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2005

CALPINE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

Commission File Number: 001-12079

I.R.S. Employer Identification Number: 77-0212977

50 West San Fernando Street
San Jose, California 95113
Telephone: (408) 995-5115
Address of principal executive offices and telephone number)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
ITEM 8.01 Other Events
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT 1.1
EXHIBIT 4.4
EXHIBIT 5.1
EXHIBIT 10.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

     On June 20, 2005, Calpine Corporation (the “Company”), filed with the Secretary of State of the State of Delaware an amendment to its Certificate of Incorporation. The amendment, which was effective upon such filing, was adopted by the Board of Directors of the Company and approved by the shareholders of the Company at its 2005 annual meeting, declassifies the Company’s Board of Directors. A copy of the amendment is filed herewith as Exhibit 3.1.

ITEM 8.01 Other Events

Public Offering of Contingent Convertible Notes Due 2014

     On June 20, 2005, the Company announced an offering of $650 million aggregate principal amount of 7.75% Contingent Convertible Notes Due June 1, 2015 (the “Convertible Notes”), in an underwritten offering registered under the Securities Act of 1933, as amended (the “Securities Act”). A press release regarding the offering is filed herewith as Exhibit 99.1.

     The Convertible Notes, upon issuance, will bear interest at the rate of 7.75% per annum on the principal amount thereof, payable on June 1 and December 1, beginning December 1, 2005. The Convertible Notes will be convertible by the holders into cash and shares of the Company’s common stock at an initial conversion price of $4.00 per share. Upon conversion of the Convertible Notes, the portion of the conversion value equal to the then-current principal amount of the Convertible Notes will be paid to the holder in cash and the remainder of the conversion value will be paid in shares of the Company’s common stock valued at the then-current market price. The terms of the Convertible Notes are set forth in the Third Supplemental Indenture, dated as of June 23, 2005, which is filed herewith as Exhibit 4.4, which supplements the Indenture, dated as of August 10, 2000, as supplemented by the First Supplemental Indenture, dated as of September 28, 2000, and the Second Supplemental Indenture, dated as of September 30, 2004, between the Company and Wilmington Trust Company, as trustee.

     The Convertible Notes will be issued pursuant to the terms and subject to the conditions set forth in the Underwriting Agreement, dated as of June 20, 2005, between the Company and Goldman, Sachs & Co., as Underwriter. The Underwriting Agreement is filed herewith as Exhibit 1.1. The closing of the offering and sale of the Convertible Notes is scheduled to occur on June 23, 2005. The Company expects to realize, after deduction of the underwriting discount of 2.25% but before the deduction of other offering expenses, net proceeds of approximately $635,375,000.

Sale of Saltend Energy Centre

     Attached as Exhibit 10.1 hereto is the Share Sale and Purchase Agreement, made as of May 28, 2005, among Calpine UK Holdings Limited, the Company, Quintana Canada Holdings, LLC, Normantrail (UK CO 3) Limited, International Power plc and Mitsui & Co., Ltd., regarding the sale of the Company’s Saltend Energy Centre cogeneration plant, as more fully described in the Company’s Form 8-K, filed with the SEC on June 3, 2005, and incorporated by reference herein.

Miscellaneous

     We are also filing herewith as Exhibit 99.2 and Exhibit 99.3 the press releases issued by the Company on June 21, 2005, and June 17, 2005, respectively.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired.

Not Applicable

(b)	Pro Forma Financial Information.

Not Applicable

(c)	Exhibits.

1.1	Underwriting Agreement, dated June 20, 2005, between the Company and Goldman, Sachs & Co.

4.1	Indenture dated as of August 10, 2000, between the Company and Wilmington Trust Company, as Trustee.(a)

4.2	First Supplemental Indenture dated as of September 28, 2000, between the Company and Wilmington Trust Company, as Trustee.(b)

4.3	Second Supplemental Indenture dated as of September 30, 2004, between the Company and Wilmington Trust Company, as Trustee.(c)

4.4	Third Supplemental Indenture, dated as of June 23, 2005, between the Company and Wilmington Trust Company.

5.1	Opinion of Covington & Burling, dated June 23, 2005.

10.1	Share Sale and Purchase Agreement, made as of May 28, 2005, among the Company, Calpine UK Holdings Limited, Quintana Canada Holdings, LLC, International Power PLC, Mitsui & Co., Ltd. and Normantrail (UK CO 3) Limited. Approximately four pages of this Exhibit 10.1 have been omitted pursuant to a request for confidential treatment. The omitted language has been filed separately with the SEC.

23.1	Consent of Covington & Burling (contained in Exhibit 5.1 hereto).

99.1	Press Release dated June 20, 2005

99.2	Press Release dated June 21, 2005

99.3	Press Release dated June 17, 2005

(a)	Incorporated by reference to the Company’s Registration Statement on Form S-3 (Registration No. 333-76880) filed with the SEC on January 17, 2002.

(b)	Incorporated by reference to the Company’s Annual Report on Form 10-K for the year ended December 31, 2000, filed with the SEC on March 15, 2001.

(c)	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on September 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION
By:	/s/ Charles B. Clark, Jr.
Charles B. Clark, Jr.
Senior Vice President and Controller Chief Accounting Officer

Date: June 23, 2005

EXHIBITS

1.1	Underwriting Agreement, dated June 20, 2005, between the Company and Goldman, Sachs & Co.

4.1	Indenture dated as of August 10, 2000, between the Company and Wilmington Trust Company, as Trustee.(a)

4.2	First Supplemental Indenture dated as of September 28, 2000, between the Company and Wilmington Trust Company, as Trustee.(b)

4.3	Second Supplemental Indenture dated as of September 30, 2004, between the Company and Wilmington Trust Company, as Trustee.(c)

4.4	Third Supplemental Indenture, dated as of June 23, 2005, between the Company and Wilmington Trust Company.

5.1	Opinion of Covington & Burling, dated June 23, 2005.

10.1	Share Sale and Purchase Agreement, made as of May 28, 2005, among the Company, Calpine UK Holdings Limited, Quintana Canada Holdings, LLC, International Power PLC, Mitsui & Co., Ltd. and Normantrail (UK CO 3) Limited. Approximately four pages of this Exhibit 10.1 have been omitted pursuant to a request for confidential treatment. The omitted language has been filed separately with the SEC.

23.1	Consent of Covington & Burling (contained in Exhibit 5.1 hereto).

99.1	Press Release dated June 20, 2005

99.2	Press Release dated June 21, 2005

99.3	Press Release dated June 17, 2005

(a)	Incorporated by reference to the Company’s Registration Statement on Form S-3 (Registration No. 333-76880) filed with the SEC on January 17, 2002.

(b)	Incorporated by reference to the Company’s Annual Report on Form 10-K for the year ended December 31, 2000, filed with the SEC on March 15, 2001.

(c)	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on September 30, 2004.